PUTNAM
INVESTORS
FUND

ANNUAL REPORT

July 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

Putnam Investors Fund's total return at net asset value for class A shares exceeded that of the Standard & Poor's 500(R) Index for the 1-, 3-, and 5-year periods ended July 31, 1995.*

"We must not lose sight of the fact that in the short term we have some challenges to deal with, and we must be very careful to choose investments that will benefit from what we consider to be a favorable long-term environment."

-- Carol McMullen, lead manager

FISCAL 1995 RESULTS AT A GLANCE

                             CLASS A          CLASS B          CLASS M
TOTAL RETURN:            NAV     POP      NAV    CDSC     NAV      POP
----------------------------------------------------------------------
(change in value during
period plus reinvested
distributions)
12 months ended
7/31/95               27.55%  20.20%   26.46%  21.46%      --       --
Life of class M           --      --       --      --  28.29%   23.83%
----------------------------------------------------------------------
                             CLASS A          CLASS B          CLASS M
Share value:             NAV     POP      NAV             NAV      POP
----------------------------------------------------------------------
7/31/94                $7.85   $8.33    $7.78              --       --
12/2/94                   --      --       --           $7.78    $8.06
7/31/95                 9.05    9.60     8.88            9.02     9.35
----------------------------------------------------------------------
                                               Long-term
Distributions:             No.    Income   capital gains         Total
----------------------------------------------------------------------
Class A                      1        --          $0.734        $0.734
Class B                      1        --           0.734         0.734
Class M                      1        --           0.734         0.734
----------------------------------------------------------------------

Performance data represent past results, are no assurance of future results, and will differ for each share class. For performance over longer periods, see pages 8 and 9. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 12/2/94. CDSC assumes 5% maximum contingent deferred sales charge.

* The fund's class A share cumulative total returns at net asset value were 27.55% for 1 year, 57.15% for 3 years, 86.08% for 5 years, and 272.76% for 10 years. S&P 500 total returns were 26.03% for 1 year, 44.08% for 3 years, 83.26% for 5 years, and 305.72% for 10 years.

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA
DEAR SHAREHOLDER:

THE STOCK MARKET'S ROBUST RISE DURING THE FIRST HALF OF 1995 HAS LED SOME ANALYSTS TO BRACE FOR A DECLINE AND OTHERS TO ANTICIPATE EVEN GREATER STRENGTH. WE TAKE MORE OF A MIDDLE VIEW. ALTHOUGH WE THINK THE PACE OF THE RISE IS PROBABLY UNSUSTAINABLE, WE BELIEVE A MODERATE SHORT-TERM CORRECTION, FOLLOWED BY A PERIOD OF UNSETTLED PERFORMANCE, IS A MORE LIKELY DEVELOPMENT.

OUR ASSESSMENT IS BASED ON THE SLOWING ECONOMY'S IMPACT ON CORPORATE EARNINGS. LOWER INTEREST RATES SHOULD EVENTUALLY STIMULATE THE ECONOMY, PROBABLY SOME TIME NEXT YEAR. RISING U.S. CORPORATE CASH FLOWS AND PROFITS OF U.S. CORPORATIONS, AUGMENTED BY FOREIGN INVESTORS' PURCHASES OF BARGAIN-PRICED U.S. STOCKS, MAY LEAD TO THE NEXT LEG OF A BULL MARKET.

I AM PLEASED TO ANNOUNCE THE APPOINTMENT OF CAROL MCMULLEN AS LEAD MANAGER OF PUTNAM INVESTORS FUND. BEFORE JOINING PUTNAM EARLIER THIS YEAR, CAROL WAS A SENIOR PORTFOLIO MANAGER AT BARING ASSET MANAGEMENT. SHE HAS 14 YEARS OF INVESTMENT EXPERIENCE. IN THE FOLLOWING REPORT, CAROL AND HER MANAGEMENT TEAM REVIEW THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED JULY 31, 1995, AND PRESENT THEIR OUTLOOK FOR THE FISCAL YEAR AHEAD.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
SEPTEMBER 20, 1995

REPORT FROM THE FUND MANAGERS
CAROL C. MCMULLEN, LEAD MANAGER
DAVID J. SANTOS
HARLAN R. SONDERLING

As one of the more conservative funds in Putnam's growth fund category, Putnam Investors Fund traditionally favors the stocks of large-capitalization companies. During the fiscal year ended July 31, 1995, this orientation was particularly fortuitous; the market rally that began early in calendar 1995 was led by large-cap stocks. As a result, your fund was able to deliver noteworthy results: total returns of 27.55% and 26.46% at net asset value for class A and class B shares, respectively, during the period.

These results compared favorably with the 26.03% rise posted by the benchmark Standard & Poor's 500 Index for the period. They also represented a significant improvement from the returns we reported at the fiscal year's midpoint and provided prompt justification for our assertion then that we did not believe it wise to abandon fundamentally sound companies.

MARKET'S RISE CAME ON STRONG FUNDAMENTALS

While we did not forecast a decline in the stock market this year, we have been surprised by the magnitude of its rise. What is positive about the advance is that it has come from corporate earnings growth that exceeded expectations.

Corporate profits grew about 20% in the first quarter of calendar 1995, and another 18% in the second quarter. We believe they will grow 10% to 12% in the third quarter. To us, this means that while the market is fairly valued on a price/earnings basis, it is not overvalued.

On the fiscal and monetary policy side, we believe the Federal Reserve Board will continue to ease credit somewhat over the next few months. On balance, we regard this as a positive factor for the market, both psychologically and because of the potential for sustainable economic growth.

TECHNOLOGY, LARGE-CAPS WERE KEY CONTRIBUTORS

Your fund tends to concentrate on stocks of large companies (those of companies with market capitalizations greater than $5 billion) and midsize companies ($1 billion to $5 billion capitalizations). When our research indicated that large-company stocks were undervalued relative to small and midsize companies, we tilted the portfolio toward large companies.

Despite an overweighting in market-leading industries, we have kept the portfolio broadly diversified. However, our concentrations in certain market-leading industries were heavier than the S&P 500 weightings, notably those in technology and finance. Technology, in fact, was almost twice as heavily weighted in the fund than in the benchmark index throughout the period, with the greatest emphasis on semiconductors, computers, and telecommunications.

Financial stocks rose as interest rates fell. We also concluded that some major financial sectors were undervalued, including big money-center banks and certain types of transaction- oriented companies such as credit card operators.

The dollar's continued weakness also enhanced the fund's results. Companies with products priced in U.S. dollars benefited from the imbalance in currency exchange rates, since their goods were less expensive abroad. Many established blue-chip multinational U.S.-based corporations fit this profile and were among your fund's holdings during the period.

[BAR CHART]

TOP INDUSTRY SECTORS*
--------------------------------------------------------------------
Insurance and finance                                        11.3%
Electronics and electrical equipment                         10.4%
Retail                                                        7.9%
Pharmaceuticals                                               6.6%
Business equipment and services                               6.1%

*Based on net assets on 7/31/95. Portfolio holdings will vary over time.

CONSUMER GOODS REACQUIRED, UTILITIES AVOIDED

During fiscal 1995, we began moving back into classic consumer-oriented multinational growth companies. Among them were health-care-related stocks like Johnson & Johnson, Pfizer, and Baxter; food companies like Sara Lee; and consumer-product companies like Procter & Gamble and Premark. Besides benefiting from their size and global positioning, these companies had begun showing earnings in excess of forecasts after several years of performing below the market's expectations. By the fiscal year's midpoint, the portfolio was weighted approximately in line with the S&P 500 in these sectors.

What the fund does not own is as important as what it does own. Because utilities as a group do not currently fit the growth-investing profile, your fund is underweighted in them as a matter of course. Throughout fiscal 1995, however, we kept them at an even lower level than usual and consequently were able to minimize the impact of their poor performance on the portfolio. In our opinion, this extreme underweighting was a plus in terms of overall performance.

A LOOK AT SOME OF YOUR FUND'S HOLDINGS

High technology -- Motorola, Texas Instruments, Intel and Microsoft may be major beneficiaries of the current global information-age revolution. We acquired Microsoft on weakness caused by excessive and, in our view, misplaced concerns over Windows 95.

"Re-engineered"  --  Fluor  and  Deere  remain  significant  portfolio
holdings.    These   construction-oriented   companies    should    be
beneficiaries of infrastructure building in emerging nations.

Aerospace and defense -- Boeing, Lockheed, and McDonnell Douglas have undergone dramatic restructuring in the face of the sharp decline in defense spending. The belt-tightening leaves them well equipped to benefit from the rise in commercial aircraft orders and consolidation in the defense business.

OUTLOOK: CAUTIOUS OPTIMISM GOING INTO FISCAL '96

We believe it is unrealistic to assume that the market will remain as exuberant as it has been thus far in 1995. There will likely be some profit-taking after the long market runup.

TOP 10 HOLDINGS (7/31/95)
--------------------------------------------------------------------
IBM CORPORATION
Computer hardware, applications, and systems software
--------------------------------------------------------------------
JOHNSON & JOHNSON
Drugs, medical and dental products, consumer products
--------------------------------------------------------------------
PHILIP MORRIS COMPANIES, INC.
Leading tobacco, food processing, and brewing company
--------------------------------------------------------------------
PEPSICO, INC.
Beverage and snack food producer, restaurant franchisor
--------------------------------------------------------------------
CITICORP
Largest U.S. bank, worldwide banking and financial services
--------------------------------------------------------------------
MOBIL CORPORATION
Worldwide integrated petroleum and chemical company
--------------------------------------------------------------------
BRITISH PETROLEUM CO., PLC, ADR
Major oil and natural gas operator in the U.S. and Europe
--------------------------------------------------------------------
MOTOROLA, INC.
Cellular phones, paging systems, semiconductors, two-way radios
--------------------------------------------------------------------
BANKAMERICA CORP.
Banking and financial services in U.S. and international markets
--------------------------------------------------------------------
CAPITAL CITIES/ABC, INC.
Television and cable broadcasting, publishing
--------------------------------------------------------------------

These holdings represent 18.0% of the fund's net assets. Portfolio holdings will vary over time.

Corporate profits growth, which remains high after four years of business recovery, is almost certain to slow.

We're also a bit concerned that blue-chip stocks may be becoming overvalued relative to their small and midcap counterparts. While the former did well for the fund in fiscal 1995, we think they're becoming stretched. Since we believe the market advance still has a way to go, as does the economic recovery, we do not think any near-term volatility will spell the end of the bull market, nor do we believe it will be a precursor to a recession.

As we lay the groundwork for our strategy in fiscal 1996, we're gradually moving the portfolio further away from large companies and toward those of medium size. Because of the prospect that lower interest rates will add another dash of impetus to economic growth, we're adding growth companies that tend to do well in the latter stages of a recovery.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Investors Fund is designed for investors seeking long-term growth through quality common stocks, as well as any increased income resulting from this growth.

TOTAL RETURN FOR PERIODS ENDED 7/31/95

                      CLASS A             CLASS B              CLASS M
                 NAV       POP       NAV      CDSC       NAV       POP
----------------------------------------------------------------------
1 year        27.55%    20.20%    26.46%    21.46%        --        --
----------------------------------------------------------------------
5 years        86.08     75.45        --        --        --        --
Annual average 13.22     11.90        --        --        --        --
----------------------------------------------------------------------
10 years      272.76    251.47        --        --        --        --
Annual average 14.06     13.39        --        --        --        --
----------------------------------------------------------------------
Life of class B   --        --     38.47     35.47        --        --
Annual average    --        --     14.40     13.37        --        --
----------------------------------------------------------------------
Life of class M   --        --        --        --    28.29%    23.83%
----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/95
(most recent calendar quarter)

                      CLASS A             CLASS B              CLASS M
                 NAV       POP       NAV      CDSC       NAV       POP
----------------------------------------------------------------------
1 year        25.28%    18.01%    24.28%    19.28%        --        --
----------------------------------------------------------------------
5 years        76.24     66.07        --        --        --        --
Annual average 12.00     10.68        --        --        --        --
----------------------------------------------------------------------
10 years      252.97    232.66        --        --        --        --
Annual average 13.44     12.77        --        --        --        --
----------------------------------------------------------------------
Life of class B   --        --     32.24     29.24        --        --
Annual average    --        --     12.74     11.64        --        --
----------------------------------------------------------------------
Life of class M   --        --        --        --    22.60%    18.34%
----------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 3/1/93, the fund began offering class B shares and on 12/2/94, class M shares. Performance of share classes will differ. Performance data represent past results and are no indication of future performance. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[MOUNTAIN CHART]

GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------------
Date             POP            S&P 500 Index                      CPI
O85           $9,429                  $10,000                  $10,000
O86          $12,018                  $12,833                  $10,158
O87          $15,753                  $17,884                  $10,557
O88          $13,449                  $15,790                  $10,993
O89          $17,124                  $20,810                  $11,540
O90          $18,889                  $22,138                  $12,096
O91          $21,404                  $24,971                  $12,635
O92          $22,366                  $28,158                  $13,033
O93          $26,668                  $30,605                  $13,395
O94          $27,556                  $32,192                  $13,766
O95          $35,147                  $40,572                  $14,147

Past performance is no assurance of future results. A $10,000 investment in the fundOs class B shares at inception on 3/1/93 would have been valued at $13,847 on 7/31/95 ($13,547 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/2/94 would have been value at $12,829 at NAV and $12,383 at POP.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 7/31/95

                                           S&P 500                 CPI
----------------------------------------------------------------------
1 year                                      26.03%               2.76%
----------------------------------------------------------------------
5 years                                      83.26               16.95
Annual average                               12.88                3.18
----------------------------------------------------------------------
10 years                                    305.72               41.47
Annual average                               15.03                3.53
----------------------------------------------------------------------
Life of class B                              36.28                6.57
Annual average                               13.65                2.66
----------------------------------------------------------------------
Life of class M                              27.74                1.87
----------------------------------------------------------------------

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
for the year ended July 31, 1995

TO THE TRUSTEES AND SHAREHOLDERS OF
PUTNAM INVESTORS FUND

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund, including the portfolio of investments owned, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the "Financial Highlights" for each of the periods indicated therein. These financial statements and "Financial Highlights" are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and "Financial Highlights" based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and "Financial Highlights" are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and "Financial Highlights" referred to above present fairly, in all material respects, the financial position of Putnam Investors Funds as of July 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the "Financial Highlights" for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
September 14, 1995
PORTFOLIO OF INVESTMENTS OWNED
July 31, 1995

COMMON STOCKS (95.8%)*
NUMBER OF SHARES                                                 VALUE

AEROSPACE AND DEFENSE(3.0%)
----------------------------------------------------------------------
             186,400                                       Boeing Co.   $  12,488,800
             159,900                            Lockheed Martin Corp.   10,053,713
             92,200                           McDonnell Douglas Corp.   7,618,025
                                                        -------------
                                                           30,160,538
AUTOMOTIVE (3.1%)
----------------------------------------------------------------------
             197,100                             General Motors Corp.   9,608,625
             227,300                     General Motors Corp. Class H   9,660,250
             260,700                Magna International, Inc. Class A   11,992,200
                                                        -------------
                                                           31,261,075
BASIC INDUSTRIAL PRODUCTS (3.1%)
----------------------------------------------------------------------
             141,400                                Caterpillar, Inc.   9,951,025
             166,100                               Deere (John) & Co.   14,928,238
             88,700                                  Sundstrand Corp.   5,931,813
                                                        -------------
                                                           30,811,076
BROADCASTING (3.8%)
----------------------------------------------------------------------
             141,200                         Capital Cities/ABC, Inc.   16,485,100
             490,000                Tele-Communications Inc. Class A+   12,250,000
             193,100                            Viacom, Inc. Class B+   9,799,825
                                                        -------------
                                                           38,534,925
BUILDING AND CONSTRUCTION (1.0%)
----------------------------------------------------------------------
             180,000                                      Fluor Corp.   10,170,000

BUSINESS EQUIPMENT AND SERVICES (6.1%)
----------------------------------------------------------------------
             172,900                         Cabletron Systems, Inc.+   8,990,800
             203,700                        DSC Communications Corp.+   10,948,875
             172,000                     General Motors Corp. Class E   7,568,000
             180,000                                        IBM Corp.   19,597,500
             52,800                           Silicon Graphics, Inc.+   2,217,600
             104,800                                      Xerox Corp.   12,484,300
                                                        -------------
                                                           61,807,075
CHEMICALS (1.4%)
----------------------------------------------------------------------
             210,000            du Pont (E.I.) de Nemours & Co., Ltd.   14,070,000

COMPUTER SERVICES AND SOFTWARE (5.0%)
----------------------------------------------------------------------
             103,100                                      3Com Corp.+   7,635,844
             143,300                             Cisco Systems, Inc.+   7,988,975
             171,000                  Computer Associates Intl., Inc.   12,547,125
             129,300                                 Microsoft Corp.+   11,701,650
             238,300                            Oracle Systems Corp.+   9,978,813
                                                        -------------
                                                           49,852,407

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

CONGLOMERATES (2.3%)
----------------------------------------------------------------------
             260,000                              Allied-Signal, Inc.   $  12,155,000
             385,000                                   Sara Lee Corp.   11,020,625
                                                        -------------
                                                           23,175,625
CONSUMER DURABLE GOODS (1.3%)
----------------------------------------------------------------------
             418,300                 Black & Decker Manufacturing Co.   13,228,738

CONSUMER NON DURABLES (5.5%)
----------------------------------------------------------------------
             262,900                         Philip Morris Cos., Inc.   18,830,213
             185,000                      Premark International, Inc.   9,781,875
             190,000                             Procter & Gamble Co.   13,086,250
             290,000                                  Scott Paper Co.   13,303,750
                                                        -------------
                                                           55,002,088
CONSUMER SERVICES (2.3%)
----------------------------------------------------------------------
             238,650                         CUC International, Inc.+   7,189,331
             295,000                     Marriott International, Inc.   10,693,750
             156,600                            Mirage Resorts, Inc.+   4,874,175
                                                        -------------
                                                           22,757,256
ELECTRONICS AND ELECTRICAL EQUIPMENT (10.4%)
----------------------------------------------------------------------
             70,400                          Applied Materials, Inc.+   7,286,400
             155,000                             Emerson Electric Co.   10,966,250
             240,000                             General Electric Co.   14,160,000
             250,000                    General Instrument Corp. New+   9,218,750
             165,200                              Hewlett-Packard Co.   12,864,950
             227,600                                      Intel Corp.   14,794,000
             153,000                                 LSI Logic Corp.+   7,152,750
             230,000                                   Motorola, Inc.   17,623,750
             67,500                           Texas Instruments, Inc.   10,546,875
                                                        -------------
                                                          104,613,725
ENVIRONMENTAL CONTROL (1.2%)
----------------------------------------------------------------------
             305,000                 Browning-Ferris Industries, Inc.   11,780,625

FOOD AND BEVERAGES (4.2%)
----------------------------------------------------------------------
             185,000                                    Coca-Cola Co.   12,186,875
             3,500                                          IBP, Inc.   163,625
             137,500                                      Kellogg Co.   9,882,813
             395,000                                    PepsiCo, Inc.   18,515,625
             35,400               Pioneer Hi-Bred International, Inc.   1,495,650
                                                        -------------
                                                           42,244,588

HEALTH CARE (2.4%)
----------------------------------------------------------------------
             402,100                       Baxter International, Inc.   14,978,225
             195,000                    Columbia/HCA Healthcare Corp.   9,555,000
                                                        -------------
                                                           24,533,225

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

INSURANCE AND FINANCE (11.3%)
----------------------------------------------------------------------
             210,100                           American General Corp.   $  7,642,381
             135,000               American International Group, Inc.   10,125,000
             311,600                                BankAmerica Corp.   16,826,400
             190,000                              Barnett Banks, Inc.   10,545,000
             110,000                                      CIGNA Corp.   8,868,750
             295,000                                         Citicorp   18,400,625
             255,000                       Dean Witter Discover & Co.   12,877,500
             146,400                  Federal National Mortgage Assn.   13,706,700
             310,000                             Travelers Group Inc.   14,686,250
                                                        -------------
                                                          113,678,606
METALS AND MINING (2.4%)
----------------------------------------------------------------------
             455,600 Freeport-McMoRan Copper & Gold Co., Inc. Class A   12,130,350
             228,900                                      Nucor Corp.   12,303,375
                                                        -------------
                                                           24,433,725
OIL AND GAS (5.5%)
----------------------------------------------------------------------
             195,000                    British Petroleum Co. PLC ADR   17,696,250
             260,000                                      Enron Corp.   9,035,000
             185,000                                      Mobil Corp.   18,083,750
             326,200                                  Total Corp. ADR   10,152,975
                                                        -------------
                                                           54,967,975
PHARMACEUTICALS (6.6%)
----------------------------------------------------------------------
             107,100                                     Amgen, Inc.+   9,116,888
             265,000                                Johnson & Johnson   19,013,750
             270,000                                     Pfizer, Inc.   13,635,000
             324,200                       Smithkline Beecham PLC ADR   14,589,000
             120,000                               Warner-Lambert Co.   10,080,000
                                                        -------------
                                                           66,434,638
PHOTOGRAPHY (1.3%)
----------------------------------------------------------------------
             225,000                                Eastman Kodak Co.   12,965,625

RETAIL (7.9%)
----------------------------------------------------------------------
             95,800                         Circuit City, Stores Inc.   3,556,575
             520,000          Federated Department Stores Inc. (Del)+   14,755,000
             298,900                                Lowe's Cos., Inc.   11,021,938
             415,000                              Office Depot, Inc.+   12,190,625
             377,900                                   Rite Aid Corp.   10,722,913
             219,700                             Sears, Roebuck & Co.   7,167,713
             235,000                                      Tandy Corp.   13,953,125
             116,700                                     Walgreen Co.   6,039,225
                                                        -------------
                                                           79,407,114
TELECOMMUNICATIONS (1.2%)
----------------------------------------------------------------------
             495,000                         MCI Communications Corp.   11,880,000

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

TRANSPORTATION (1.1%)
----------------------------------------------------------------------
             165,400                         Burlington Northern Inc.   11,453,950

UTILITIES (2.4%)
----------------------------------------------------------------------
             213,000                              Ameritech Corp. New   $  10,303,875
             170,500                              Bell Atlantic Corp.   9,761,125
             209,900                                        MCN Corp.   3,988,100
                                                        -------------
                                                           24,053,100
----------------------------------------------------------------------
             TOTAL COMMON STOCKS (cost $748,230,001)     $963,277,699
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (4.0%)*
PRINCIPAL AMOUNT                                                 VALUE

             $20,000,000        Corporate Asset Funding Corp. 5.65s,
             October 11, 1995                           $  19,777,139
             6,000,000        Federal National Mortgage Assn. 5.68s,
             September 8, 1995                              5,964,027
             14,926,000          Interest in $672,198,000 repurchase
             agreement dated July 31, 1995 with
             Morgan (J.P.) & Co., Inc. due
             August 1, 1995 with respect to
             various U.S. Treasury obligations --
             maturity value of $14,928,405 or an
             effective yield of 5.8%                       14,928,405
----------------------------------------------------------------------
                                        TOTAL SHORT-TERM INVESTMENTS
             (cost $40,669,571)                         $  40,669,571
----------------------------------------------------------------------
                                   INVESTMENTS (cost $788,899,572)***   $1,003,947,270
----------------------------------------------------------------------

* Percentages indicated are based on net assets of $1,005,609,461, which correspond to a net asset value per class A share, class B share and class M share of $ 9.05, $8.88, and $9.02, respectively.

+    Non-income-producing security.

*** The aggregate identified cost for federal income tax purposes is $789,094,946, resulting in gross unrealized appreciation and depreciation of $230,152,776 and $15,300,452, respectively, or net unrealized appreciation of $214,852,324.

     ADR after the name of a foreign holding stands for American Depository Receipt representing ownership of foreign securities on deposit with a domestic custodian bank.

STATEMENT OF ASSETS AND LIABLITIES
July 31, 1995

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
(identified cost $788,899,572) (Note 1)                 $1,003,947,270
----------------------------------------------------------------------
Cash                                                               243
----------------------------------------------------------------------
Dividends and other receivables                                832,582
----------------------------------------------------------------------
Receivable for securities sold                              19,286,721
----------------------------------------------------------------------
Receivable for shares of the fund sold                         503,761
----------------------------------------------------------------------
TOTAL ASSETS                                            $1,024,570,577

LIABILITIES
----------------------------------------------------------------------
Payable for securities purchased                           $15,871,227
----------------------------------------------------------------------
Payable for shares of the fund repurchased                     458,632
----------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                 1,436,312
----------------------------------------------------------------------
Payable for administrative services (Note 2)                     1,333
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      910
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)     349,227
----------------------------------------------------------------------
Payable for distribution fees (Note 2)                         241,556
----------------------------------------------------------------------
Other accrued expenses                                         601,919
----------------------------------------------------------------------
TOTAL LIABILITIES                                           18,961,116
----------------------------------------------------------------------
NET ASSETS                                              $1,005,609,461
----------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                           $733,524,200
----------------------------------------------------------------------
Undistributed net investment income (Note 1)                 8,443,259
----------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)       48,594,304
----------------------------------------------------------------------
Net unrealized appreciation of investments                 215,047,698
----------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                              $1,005,609,461
----------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------
Net asset value and redemption price of class A shares
($956,829,971 divided by 105,770,153 shares)                     $9.05
----------------------------------------------------------------------
Offering price per share (100/94.25 of $9.05)*                   $9.60
----------------------------------------------------------------------
Net asset value and offering price of class B shares
($47,906,108 divided by 5,394,454 shares)**                      $8.88
----------------------------------------------------------------------
Net asset value and redemption price of class M shares
($873,382 divided by 96,836 shares.)                             $9.02
----------------------------------------------------------------------
Offering price per share (100/96.50 of $9.02)*                   $9.35
----------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
Year ended July 31, 1995

INVESTMENT INCOME:
----------------------------------------------------------------------
Dividends (net of foreign tax of $123,684)                 $14,800,897
----------------------------------------------------------------------
Interest                                                     2,372,652
----------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     17,173,549

EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 2)                             5,188,292
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 824,440
----------------------------------------------------------------------
Compensation of Trustees (Note 2)                               26,191
----------------------------------------------------------------------
Auditing                                                        34,866
----------------------------------------------------------------------
Legal                                                           22,645
----------------------------------------------------------------------
Postage                                                         71,897
----------------------------------------------------------------------
Reports to shareholders                                         84,549
----------------------------------------------------------------------
Administrative services (Note 2)                                15,654
----------------------------------------------------------------------
Distribution fees -- class A (Note 2)                        2,057,853
----------------------------------------------------------------------
Distribution fees -- class B (Note 2)                          302,666
----------------------------------------------------------------------
Distribution fees -- class M (Note 2)                            1,643
----------------------------------------------------------------------
Registration fees                                                8,326
----------------------------------------------------------------------
Other                                                           22,928
----------------------------------------------------------------------
TOTAL EXPENSES                                               8,661,950
----------------------------------------------------------------------
NET INVESTMENT INCOME                                        8,511,599
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)            62,213,631
----------------------------------------------------------------------
Net unrealized appreciation of investments during the year 144,813,070
----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                    207,026,701
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $215,538,300
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED JULY 31
                                   -----------------------------------
                                              1995                1994
----------------------------------------------------------------------
INCREASE (DECREASE) NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                   $8,511,599          $7,221,081
----------------------------------------------------------------------
Net realized gain on investments        62,213,631          81,316,015
----------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments          144,813,070        (62,307,377)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                        215,538,300          26,229,719
----------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------
 Class A                                        --         (4,369,792)
----------------------------------------------------------------------
 Class B                                        --            (32,475)
----------------------------------------------------------------------
From net realized gain on investments:
----------------------------------------------------------------------
 Class A                              (71,933,078)       (112,980,631)
----------------------------------------------------------------------
 Class B                               (2,296,405)           (984,230)
----------------------------------------------------------------------
 Class M                                   (3,411)                  --
----------------------------------------------------------------------
Increase from capital share
transactions (Note 4)                   57,153,414          89,767,566
----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS198,458,820         (2,369,843)

NET ASSETS
----------------------------------------------------------------------
Beginning of year                      807,150,641         809,520,484
----------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of $8,443,259
and $0, respectively)               $1,005,609,461        $807,150,641
----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                               FOR THE PERIOD
                             DECEMBER 2, 1994
                                (COMMENCEMENT
                            OF OPERATIONS) TO
                                      JULY 31       YEAR ENDED JULY 31
                           ------------------     --------------------
                                         1995           1995      1994
----------------------------------------------------------------------
                                     CLASS M              CLASS B
----------------------------------------------------------------------
Net asset value, beginning of period    $7.78          $7.78     $8.85
----------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income (loss)              .01            .01       .03
Net realized and unrealized
gain on investments                      1.96           1.82       .21
----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         1.97           1.83       .24
----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                 --             --     (.02)
In excess of net investment income         --             --        --
From net realized gain on investments   (.73)          (.73)    (1.29)
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     (.73)          (.73)    (1.31)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.02          $8.88     $7.78
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(b)               28.29(a)          26.46      2.38
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                           $873        $47,906   $21,033
----------------------------------------------------------------------
Ratio of expenses to average
net assets (%)                        1.56(a)           1.75      1.77
----------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       .29(a)            .22       .08
----------------------------------------------------------------------
Portfolio turnover (%)                  96.75          96.75    100.16
----------------------------------------------------------------------

      FOR THE PERIOD
       MARCH 1, 1993
       (COMMENCEMENT
   OF OPERATIONS) TO
             JULY 31                YEAR ENDED JULY 31
----------------------------------------------------------------------
                1993      1995      1994      1993      1992      1991
----------------------------------------------------------------------
             CLASS B                       CLASS A
----------------------------------------------------------------------

               $8.32     $7.85     $8.87     $8.57     $9.20     $8.75
----------------------------------------------------------------------

               (.03)       .08       .06       .08       .12       .15

                 .61      1.85       .26      1.45       .21       .89
----------------------------------------------------------------------
                 .58      1.93       .32      1.53       .33     1.04
----------------------------------------------------------------------

                  --        --     (.05)     (.04)     (.15)     (.17)
               (.05)        --        --     (.03)        --        --
                  --     (.73)    (1.29)    (1.16)     (.81)     (.42)
----------------------------------------------------------------------
               (.05)     (.73)    (1.34)    (1.23)     (.96)     (.59)
----------------------------------------------------------------------
               $8.85     $9.05     $7.85     $8.87     $8.57     $9.20
----------------------------------------------------------------------

             6.96(a)     27.55      3.33     19.24      4.49     13.32
----------------------------------------------------------------------

              $4,789  $956,830  $786,118  $804,731  $714,479  $739,775
----------------------------------------------------------------------

              .73(a)       .99       .99       .90       .94       .89
----------------------------------------------------------------------
            (.12)(a)      1.03       .88       .84      1.33      1.78
----------------------------------------------------------------------
              134.14     96.75    100.16    134.14    100.26     58.30
----------------------------------------------------------------------

(a)  Not annualized.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on December 2, 1994. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class) and votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

F   DISTRIBUTIONS  TO SHAREHOLDERS  Distributions to shareholders  are recorded by the fund on the ex- dividend date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences include treatment of losses on wash sale transactions and non-taxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1995, the fund reclassified $68,340 to decrease undistributed net investment income and $68,340 to increase paid-in capital. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of any amount over $1.5 billion, subject under current law to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,510 and an additional fee for each Trustees' meetings attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995, have been reduced by credits allowed by PFTC. These credits amounted to $598,232.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares (The class M shares Plan was adopted on December 2, 1994) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $85,201 from the sale of class A shares and $2,647 for the sale of class M shares. There were $57,572 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $12,761 on such class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended July 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $782,852,557 and $788,040,514, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At July 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into three classes, class A, class B and class M capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED JULY 31
----------------------------------------------------------------------
                                                                  1995
----------------------------------------------------------------------
CLASS A                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                             16,107,622        $126,498,124
Shares issued in connection with
reinvestment of distributions            8,899,073          61,404,571
----------------------------------------------------------------------
                                        25,006,695         187,902,695
----------------------------------------------------------------------
Shares repurchased                    (19,318,250)       (152,210,023)
----------------------------------------------------------------------
NET INCREASE                             5,688,445         $35,692,672
----------------------------------------------------------------------
                                                    YEAR ENDED JULY 31
----------------------------------------------------------------------
                                                                  1994
----------------------------------------------------------------------
CLASS A                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                             15,965,560        $134,134,981
Shares issued in connection with
reinvestment of distributions           12,359,923          98,632,189
----------------------------------------------------------------------
                                        28,325,483         232,767,170
----------------------------------------------------------------------
Shares repurchased                    (18,934,053)       (160,594,096)
----------------------------------------------------------------------
NET INCREASE                             9,391,430         $72,173,074
----------------------------------------------------------------------

                                                    YEAR ENDED JULY 31
----------------------------------------------------------------------
                                                                  1995
----------------------------------------------------------------------
CLASS B                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                              4,383,126         $34,049,532
Shares issued in connection with
reinvestment of distributions              314,401           2,137,928
----------------------------------------------------------------------
                                         4,697,527          36,187,460
----------------------------------------------------------------------
Shares repurchased                     (2,007,255)        (15,512,101)
----------------------------------------------------------------------
NET INCREASE                             2,690,272         $20,675,359
----------------------------------------------------------------------
                                                    YEAR ENDED JULY 31
----------------------------------------------------------------------
                                                                  1994
----------------------------------------------------------------------
CLASS B                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                              3,759,392         $31,677,177
Shares issued in connection with
reinvestment of distributions              117,975             939,081
----------------------------------------------------------------------
                                         3,877,367          32,616,258
----------------------------------------------------------------------
Shares repurchased                     (1,714,371)        (15,021,766)
----------------------------------------------------------------------
NET INCREASE                             2,162,996         $17,594,492
----------------------------------------------------------------------
                                                      DECEMBER 2, 1994
                                                         (COMMENCEMENT
                                                        OF OPERATIONS)
                                                            TO JULY 31
----------------------------------------------------------------------
                                                                  1995
----------------------------------------------------------------------
CLASS M                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                                131,458          $1,070,749
Shares issued in connection with
reinvestment of distributions                   --                  --
----------------------------------------------------------------------
                                           131,458           1,070,749
----------------------------------------------------------------------
Shares repurchased                        (34,622)           (285,366)
----------------------------------------------------------------------
NET INCREASE                                96,836            $785,383
----------------------------------------------------------------------

FEDERAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $0.734 per share (or if different, the amount necessary to offset net capital gains earned by the fund) for all share classes as capital gain dividends for its taxable year ended July 31, 1995.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Bret C. Browchuk
Vice President

Carol C. McMullen
Vice President and Fund Manager

David J. Santos
Vice President and Fund Manager

Harlan R. Sonderling
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments


19854-003/307/385
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APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED
AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.